EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MARCH 31, 2017, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2016, as supplemented. You should read this Supplement in connection with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the AXA Large Cap Value Managed Volatility Portfolio and the EQ/BlackRock Basic Value Equity Portfolio (“Portfolios”).

Information Regarding

AXA Large Cap Value Managed Volatility Portfolio

EQ/BlackRock Basic Value Equity Portfolio

Effective immediately, Bartlett Geer will no longer serve as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the portion of the Active Allocated Portion of the AXA Large Cap Value Managed Volatility Portfolio sub-advised by BlackRock Investment Management, LLC.

Effective immediately, Joseph Wolfe, Portfolio Manager of BlackRock Investment Management, LLC, is added as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the portion of the Active Allocated Portion of the AXA Large Cap Value Managed Volatility Portfolio sub-advised by BlackRock Investment Management, LLC.

Effective immediately, Bartlett Geer will no longer serve as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the EQ/BlackRock Basic Value Equity Portfolio.

Effective immediately, Joseph Wolfe, Portfolio Manager of BlackRock Investment Management, LLC, is added as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the EQ/BlackRock Basic Value Equity Portfolio.

Effective immediately, the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – BlackRock Investment Management, LLC.” is hereby amended to include the following information:

Joseph Wolfe, is jointly and primarily responsible for the investment decisions for the EQ/BlackRock Basic Value Equity Portfolio and a portion of the Active Allocated Portion of the AXA Large Cap Value Managed Volatility Portfolio. Mr. Wolfe has been a Director of BlackRock, Inc. since 2012; and Head of Quantitative Active Research at Northern Trust from 2005 to 2012.